UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010
SUBURBAN PROPANE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

240 Route 10 West Whippany, NJ	07981

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 3.03	Entry into a Material Definitive Agreement; Material Modification to Rights of Security Holders.
     On March 19, 2010 Suburban Propane Partners, L.P. (“Suburban) and Suburban Energy Finance Corp. (together with Suburban, the “Issuers”), in connection with its previously announced tender offer and consent solicitation with respect to its outstanding 6.875% Senior Notes due 2013 (the “Notes”), entered into a Supplemental Indenture, by and among the Issuers and The Bank of New York Mellon, as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of December 23, 2003, pursuant to which the Notes were issued (as supplemented, the “Indenture”).
     The Supplemental Indenture effects certain amendments to the Indenture which were the subject of the consent solicitation in connection with the Issuers’ tender offer for the Notes, which was launched on March 9, 2010. These amendments eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture. The amendments will not, however, become operative until the Notes tendered in the tender offer are accepted for purchase by the Issuers pursuant to the terms thereof.
     The description of the Supplemental Indenture in this Form 8-K is a summary and is qualified in its entirety by the terms of the Supplemental Indenture. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01	Other Events.
     On March 19, 2010, Suburban issued a press release announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
4.1	First Supplemental Indenture, dated as of March 19, 2010, relating to the 6.875% Senior Notes due 2013, among Suburban Propane Partners, L.P., Suburban Energy Finance Corporation and The Bank of New York Mellon, as Trustee.

99.1	Press Release of Suburban Propane Partners, L.P. dated March 19, 2010, announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.
Date: March 19, 2010	By:	/s/ Michael A. Stivala
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit
(d)	Exhibits:
4.1	First Supplemental Indenture, dated as of March 19, 2010, relating to the 6.875% Senior Notes due 2013, among Suburban Propane Partners, L.P., Suburban Energy Finance Corporation and The Bank of New York Mellon, as Trustee.

99.1	Press Release of Suburban Propane Partners, L.P. dated March 19, 2010, announcing (i) the receipt of the requisite consents in connection with its previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture.